Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)
Seeks capital growth from a broad spectrum of domestic and foreign securities.

Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone Strategic Growth Fund (K-2) for the twelve-month period which ended October 31, 1995.

Performance

Your Fund produced satisfactory results, especially during the second half of the twelve-month period. For the six-month period which ended October 31, 1995, your Fund returned 15.51%, surpassing the 14.46% return of the Standard & Poor's 500 Index (S&P 500). For the twelve-month period, your Fund returned 15.05% and the S&P 500 returned 26.44%.

   The investment climate for stocks improved dramatically during the twelve-month period. Moderate economic growth, declining interest rates and low inflation created an attractive environment for growth stocks in 1995. Sustained by continued strong earnings and an improved international position for many U.S. companies, the stock market rallied strongly in 1995.

   At the start of your Fund's fiscal period in November 1994, stock prices were fluctuating broadly in reaction to an uncertain economic environment. At that time, we were pursuing a generally cautious investment strategy that was aimed at minimizing the effects of a possible market correction. As it turned out, we may have been too cautious: economic growth slowed, interest rates declined, fears of inflation disappeared and the U.S. stock market rallied.

   During the second half of the twelve-month period, small company stocks rallied, led by technology issues. Your Fund's holdings of small- and mid-cap stocks in the technology, finance and drug sectors were major contributors to your Fund's strong performance between April 30 and October 31, 1995. While we were disappointed by your Fund's twelve-month return, we were encouraged by its impressive rebound during the second half of the period.

Discipline, diversification and flexibility

We pursue a disciplined approach in managing your Fund. As we evaluate companies for the portfolio, each must meet our requirements for accelerating earnings, attractive valuations and low debt levels. We look for these companies in all sectors of the market regardless of size. The ideal company will typically be a leader in its field with a strong management team. This approach often leads to investments in many different areas: small-, mid- and large-cap stocks, as well as stocks of established foreign companies. We think this diversification helps to smooth out potential price fluctuations while providing participation in companies that we believe have attractive characteristics.

   Keystone Strategic Growth Fund (K-2) maintains a flexible approach to this discipline by making investments in what we think are the most promising companies both by industry, size and geographic location. We believe this flexibility has been responsible for the Fund's attractive long term performance.

                                                      (continued on next page)

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

Our outlook

We are encouraged by the market's strong showing in 1995, and expect that the positive environment for growth stocks should continue in 1996. We anticipate moderate economic growth, low inflation and stable-to-declining interest rates. Combined with our expectations for continued positive earnings, this environment should favor growth stocks. However, we believe that returns in 1996 may be less than those experienced in 1995. And, we think investors should not be surprised to see a short-term pull back in stock prices in the months ahead. If a normal correction occurs, we would view it as an opportunity to invest in stocks at lower prices. In other words, we continue to believe that the current environment remains healthy for stocks. Your Fund's disciplined investment strategy and flexible design should continue to provide excellent long-term growth opportunities.

   Thank you for your continued support of Keystone Strategic Growth Fund (K-2). If you have any questions about your Keystone investment, we encourage you to write to us.

       [photo of Albert H. Elfner, III]         [photo of George S. Bissell]

       Albert H. Elfner III                    George S. Bissell

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature of George S. Bissell]

George S. Bissell
Chairman of the Board
Keystone Funds

December 1995

A Discussion With
Your Fund Manager

Maureen E. Cullinane is senior portfolio manager of your Fund and leads Keystone's growth stock team. A Chartered Financial Analyst, Ms. Cullinane has over 20 years of investment experience. She received BA and MA degrees from Emmanuel College with post-graduate study at the Universite de Paris. She holds an MBA from Boston University. Together with Margery C. Parker, portfolio manager of Keystone Mid-Cap Growth Fund (S-3), the team focuses on selecting companies with growing earnings.

Q What was the environment like during the twelve month period?

A The economic and market environment improved remarkably during the period. The end of 1994 was marked by strong economic growth and rising interest rates, which was unsettling for stocks. In the first quarter of l995, the environment had improved significantly. Economic growth moderated to a slower, sustainable pace; interest rates declined; and corporate earnings continued to exceed investor expectations. This was excellent news for growth stocks.

Q How did the Fund perform?

A We were disappointed by the Fund's weak performance during the first half of the fiscal year from October 31, 1994 to April 30, 1995. But, we were pleased with its strong results during the second half (April 30 to October 31, 1995). At the beginning of 1995, when economic growth moderated and interest rates declined, we emphasized several areas including cyclical companies, small- and mid-cap stocks, foreign stocks and cash--areas that performed poorly as large blue chip stocks rallied.

  As the rally continued in 1995, it broadened to include small- and mid-cap stocks, which contributed to the Fund's strong returns during the second half of the twelve-month period. In addition, we eliminated our foreign holdings in Japan and reduced the Fund's cash position to more fully participate in the U.S. stock rally. We think this strategy proved effective, resulting in a 15.51% return for the second half of the period, exceeding the 14.46% return of the S&P 500 for the same six-month period.

Q How do you select stocks for the portfolio?

A We pursue a disciplined approach to selecting stocks. We seek companies with attractive prospects that meet our requirements for earnings growth, management, market position and solid financial conditions. These may be small, medium or large companies in the U.S., or established foreign companies. These selections must also be a good fit with Keystone's economic and market policy.

[begin text in box]

Fund Profile

Objective: Seeks capital growth from a broad spectrum of domestic and foreign securities.
Number of stocks: 65
Commencement of investment operations: September 11, 1935
Net assets: $492 million
Newspaper Symbol: StrGrK2

[end text in box]

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

[begin text in box]

Your Fund Invests In . . .

(bullet) Dynamic companies with accelerating earnings growth rates
(bullet) Companies with strong management teams, leading market positions and solid balance sheets
(bullet) Stocks of any size in any industry: small-, mid-, and large-cap (bullet) U.S. stocks and stocks of established foreign companies.

[end text in box]

Q What types of companies did you invest in during the period?

A We continued to focus on two kinds of companies: those involved in productivity enhancement and stable growth companies. By productivity enhancement, we mean companies that are providing products and services to improve efficiency. Many of these companies can be found in the technology sector--an area that has been a strong theme for the Fund for several years. Technology stocks were an important contributor to the Fund's strong performance during the second half of the twelve-month period. On October 31, l995, these stocks accounted for nearly 30% of the Fund's net assets.

 We believe that the growth of technology companies is a long-term trend that should benefit investors for many years. To compete in a global economy, U.S. companies must offer better products or services at lower costs. We think that technology, whether electronic components, computerized manufacturing systems or software, will continue to enhance productivity and lower costs for many companies. This should benefit both the companies themselves, and the businesses which use their products and services to stay competitive.

Q What are some of the Fund's technology holdings?

A In the software area, we invested in Parametric Technology, a company that produces CAD/CAM software which can speed up the design process for a wide range of products. Another software holding, Adobe Software, produces a program called Acrobat, which makes it possible to view many different types of documents or spread sheets on virtually any computer operating system.

Q Stable growth companies comprised another portfolio theme. What are these kinds of companies?

A Stable growth companies--also known as noncyclicals--tend to be less affected by swings in the economic cycle. These companies tend to grow regardless of the state of the economy. Stable growth companies were a consistent theme in the portfolio throughout the twelve-month period. Example holdings include Gillette, a manufacturer of razor blades and personal care products, and HFS, formerly Hospitality Franchise Services, a franchiser of hotel chains that has added real estate to its businesses through its acquisition of Century 21. CUC International is another company in the stable growth category. CUC produces books containing discount coupons for dining and entertainment at restaurants, theaters, and museums. The company also offers a service called Shoppers Advantage, in which subscribers can purchase more than 250,000 consumer products via telephone or the Internet.

Q The Fund's weighting in financial stocks rose from about 2% to 14% of net assets. Why?

A During the second half of the period, we built up the Fund's position in financial services stocks such as banks, and brokerage and insurance companies. l995 was a particularly advantageous time for financial services companies. These companies enjoyed the rewards

[begin text in box]

Portfolio Themes . . .

(bullet) Productivity enhancement--companies that are lowering costs and improving efficiency
(bullet) Stable growth--companies that typically grow regardless of economic conditions

[end text in box]

[PIE CHART]

Diversification by Market Capitalization as of October 31, 1995

Small-cap stocks (U.S.) (17%)
Mid-cap stocks (U.S.) (45%)
Large-cap (2) (38%)

(as a percentage of portfolio assets)


of declining interest rates, and bank stocks benefited from the trend towards consolidation in the industry.

Q What changes did you make in the health care area?

A We shifted our emphasis away from health care management companies and concentrated on drug and medical device firms. The drug portion of the portfolio rose from 3.8% of net assets to more than 10%. Among the Fund's new additions were Merck and SmithKline Beecham. Merck has been a consistent growth stock, and the company has developed a new drug called Fosamax, which will be prescribed for the treatment of osteoporosis. SmithKline Beecham plans to introduce approximately 50 new drugs in the next three years. We believe SmithKline has the potential to increase its earnings by 13% to 15% per year over the next few years.

Q Did you make any changes to the Fund's foreign stock holdings?

A Overall, the performance of the foreign markets paled in comparison to the strong performance of the U.S. markets in 1995. We maintained limited investments abroad (6% of net assets at the end of the period) and evaluated opportunities on a stock-by-stock basis given the weak economic and market environments in Europe and Japan. We eliminated our holdings of Japanese securities and carefully monitored our other foreign holdings.

Q What stocks did you eliminate from the portfolio?

A We took profits in oil stocks. While they had been relatively strong performers early in l994, they generated only modest returns in l995. We believed that the price of oil would remain relatively stable in the foreseeable future and that oil company earnings would probably lag those of companies in more growth oriented sectors.

Q What is your outlook?

A Our outlook remains cautiously optimistic. We believe moderate economic growth, low inflation, and relatively strong corporate earnings should create an attractive environment for the growth stocks in which your Fund is invested. While we think stock prices may rise over the next six to twelve months, we do not expect stocks to duplicate the very strong gains they generated in l995. We believe your Fund's flexible investment approach and its emphasis on companies that have the potential to generate consistent earnings should provide it with the potential to produce above-average returns over the long term.

Top 5 Industries
as of October 31, 1995

                                                   Percentage of
Industry                                             net assets
-------------------------------------------------------------------------------
Finance                                                  14.4
-------------------------------------------------------------------------------
Drugs                                                    10.2
-------------------------------------------------------------------------------
Software services                                        10.1
-------------------------------------------------------------------------------
Telecommunications                                        8.8
-------------------------------------------------------------------------------
Electronics products                                      5.9
-------------------------------------------------------------------------------

[FOOTNOTE]

(2) Includes 6% of net assets invested in foreign stocks.

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

Your Fund's Performance

[MOUNTAIN CHART]
Growth of an investment in Keystone Strategic Growth Fund (K-2)

          Initial Investment           Reinvested Distributions
10/85          10000                         10000
               12222                         13138
10/87          10107                         13158
                8742                         14175
10/89          10268                         17256
                8728                         15522
10/91          10950                         21541
               10174                         22915
10/93          12048                         28637
               10094                         29654
10/95          10776                         34117        Total Value: $34,117

A $10,000 investment in Keystone Strategic Growth Fund (K-2) made on October 31, 1985 with all distributions reinvested was worth $34,117 on October 31, 1995. Past performance is no guarantee of future results.

Top 10 Holdings
as of October 31, 1995

                                                        Percentage of
Stock                                 Industry            net assets
----------------------------------------------------------------------
Warner Lambert                        Drugs                  3.8
----------------------------------------------------------------------
Parametric Technology                 Software services      3.2
----------------------------------------------------------------------
SmithKline Beecham                    Drugs                  3.2
----------------------------------------------------------------------
Thermo Electron                       Business services      2.8
----------------------------------------------------------------------
Microsoft                             Software services      2.6
----------------------------------------------------------------------
CUC International                     Consumer goods         2.5
----------------------------------------------------------------------
Potash Corp. of Saskatchewan (Canada) Chemicals              2.5
----------------------------------------------------------------------
Cisco Systems                         Telecommunications     2.4
----------------------------------------------------------------------
Bank of Boston                        Finance                2.3
----------------------------------------------------------------------
Bankamerica                           Finance                2.1
----------------------------------------------------------------------

Twelve-Month Performance                             as of October 31, 1995

Total return*                                                        15.05%
Net asset value 10/31/94                                             $ 7.54
                10/31/95                                             $ 8.05
Dividends                                                              None
Capital gains                                                        $ 0.60

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                                    as of October 31, 1995

                                                        If you    If you did
Cumulative total return                                redeemed   not redeem
1-year                                                   12.05%       15.05%
5-year                                                  119.79%      119.79%
10-year                                                 241.17%      241.17%
Average annual total return
1-year                                                   12.05%       15.05%
5-year                                                   17.06%       17.06%
10-year                                                  13.06%       13.06%

The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

[LINE CHART]

Comparison of change in value of a $10,000 investment in Keystone Strategic Growth Fund (K-2), the Standard & Poor's 500 Index and the Consumer Price Index.

Fund Average
Annual Total Return
1 Year       5 Year       10 Year
12.05%       17.06%       13.06%

S&P 500
$41,751

Fund
$34,117

CPI
$14,140

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year.

[END OF LINE CHART]

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Strategic Growth Fund (K-2)

The Fund seeks capital growth from a broad spectrum of domestic and foreign securities. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S.. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                                    Market
                                                     Shares         Value
 ----------------------------------------------------------------------------
COMMON STOCKS (96.1%)
[bullet] BRAZIL
Telecommunications (0.8%)
 Telecomunicacoes Brasileiras S/A                     100,000   $ 4,000,000
 ----------------------------------------------------------------------------
[bullet] GERMANY
Finance (0.8%)
 Deutsche Bank AG (d)                                  89,000     4,025,739
 ----------------------------------------------------------------------------
[bullet] HONG KONG
Telecommunications (0.7%)
 Hong Kong Telecommunications Limited               2,000,000     3,492,117
 ----------------------------------------------------------------------------
[bullet] NETHERLANDS
Advertising & Publishing (1.0%)
 Wolters Kluwer N.V. (d)                               56,719     5,162,155
 ----------------------------------------------------------------------------
[bullet] SWEDEN
Pharmaceutical (1.2%)
 Pharmacia AB                                         165,000     5,739,692
 ----------------------------------------------------------------------------
[bullet] TAIWAN
Advertising & Publishing (0.6%)
 Taiwan Semiconductor (c), (d)                        486,000     1,512,728
 United Microelectronics Corp., Ltd. (c), (d)         576,000     1,408,678
 ----------------------------------------------------------------------------
                                                                  2,921,406
 ----------------------------------------------------------------------------
Finance (0.1%)
 Chronicle 2001 Mutual Fund (d)                     1,653,374       628,585
 ----------------------------------------------------------------------------
[bullet] TOTAL TAIWAN                                             3,549,991
 ----------------------------------------------------------------------------
[bullet] UNITED KINGDOM
Advertising & Publishing (0.7%)
 International Cabletel, Inc. (c), (d)                133,333     3,566,658
 ----------------------------------------------------------------------------
[bullet] UNITED STATES
Advertising & Publishing (1.8%)
 Infinity Broadcasting, Corp.,
  Class A (d)                                         280,000     9,100,000
 ----------------------------------------------------------------------------
Aerospace (1.5%)
 Boeing Co.                                           110,000     7,218,750
 ----------------------------------------------------------------------------
Amusement (1.9%)
 HFS, Inc. (d)                                        150,000     9,187,500
 ----------------------------------------------------------------------------
Automotive (2.6%)
 Lear Seating Corp. (d)                               250,000   $ 6,937,500
 Volvo AB, Class B, ADR                               265,000     5,995,625
 ----------------------------------------------------------------------------
                                                                 12,933,125
 ----------------------------------------------------------------------------
Capital Goods (5.0%)
 AGCO Corporation                                                 7,450,875
                                                      166,500
Caterpillar, Inc.                                                 7,857,500
                                                      140,000
General Electric Co.                                  145,000     9,171,250
 ----------------------------------------------------------------------------
                                                                 24,479,625
 ----------------------------------------------------------------------------
Chemicals (2.5%)
 Potash Corp. of Saskatchewan, Inc.                   175,000    12,184,375
 ----------------------------------------------------------------------------
Consumer Goods (4.5%)
 CUC International, Inc. (b), (d)                                12,381,900
                                                      357,600
Gillette Co.                                          200,000     9,675,000
 ----------------------------------------------------------------------------
                                                                 22,056,900
 ----------------------------------------------------------------------------
Drugs (10.2%)
 Amgen, Inc. (d)                                       75,000     3,604,688
 Medaphis Corp.                                        88,600     2,813,050
 Merck & Company, Inc.                                115,000     6,612,500
 Pharmacia AB, ADR                                     85,000     2,964,375
 SmithKline Beecham plc, ADR                          300,000    15,562,500
 Warner Lambert Company                               220,000    18,727,500
 ----------------------------------------------------------------------------
                                                                 50,284,613
 ----------------------------------------------------------------------------
Electronics Products (5.9%)
 Analog Devices, Inc. (d)                             175,000     6,321,875
 KLA Instruments Corporation (d)                      161,800     6,957,400
 Maxim Integrated Products, Inc. (d)                   55,200     4,122,750
 Microchip Technology, Inc. (d)                       130,000     5,151,250
 Solectron Corporation (d)                            160,000     6,440,000
 ----------------------------------------------------------------------------
                                                                 28,993,275
 ----------------------------------------------------------------------------
Finance (14.4%)
 Allmerica Financial Corporation (d)                  133,100     3,344,138
 Bankamerica Corporation                              180,000    10,350,000
 Bank of Boston Corporation                           250,000    11,125,000
 Fleet Financial Group, Inc.                          195,000     7,556,250
 Golden West Financial Corporation                    132,500     6,641,562
 Greenpoint Financial Corporation                     281,900     7,646,537
 MBIA, Inc.                                           145,900    10,158,288
 Merrill Lynch & Co., Inc.                             97,500     5,411,250
 Norwest Corporation                                  282,400     8,330,800
 ----------------------------------------------------------------------------
                                                                 70,563,825
 ----------------------------------------------------------------------------

See Notes to Schedule of Investments.                 (Continued on next page)

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)


                                                                    Market
                                                     Shares         Value
----------------------------------------------------------------------------
United States -- (cont'd)
Foods (3.1%)
 Pioneer Hi-Bred International, Inc.                 155,700     $  7,726,612
 Sara Lee Corporation                                250,000        7,343,750
 ----------------------------------------------------------------------------
                                                                   15,070,362
 ----------------------------------------------------------------------------
Health Care Services (3.4%)
 Boston Scientific Corp.                             230,000        9,688,750
 Pacificare Health Systems, Inc. (d)                  94,300        6,872,113
 ----------------------------------------------------------------------------
                                                                   16,560,863
 ----------------------------------------------------------------------------
Natural Gas (2.6%)
 Anadarko Petroleum Corporation                      190,000        8,241,250
 Louisiana Land & Exploration Company                130,000        4,598,750
 ----------------------------------------------------------------------------
                                                                   12,840,000
 ----------------------------------------------------------------------------
Office Products (1.3%)
 EMC Corp. (d)                                       422,300        6,545,650
 ----------------------------------------------------------------------------
Oil Services (2.6%)
 ENSCO International, Inc. (d)                       375,000        6,328,125
 Schlumberger, Ltd.                                  100,437        6,252,203
 ----------------------------------------------------------------------------
                                                                   12,580,328
 ----------------------------------------------------------------------------
Restaurants (1.0%)
 Apple South, Inc.                                   250,000        5,187,500
 ----------------------------------------------------------------------------
Retail (2.5%)
 Barnes & Noble, Inc. (d)                            200,000        7,300,000
 General Nutrition, Inc. (d)                         200,000        4,950,000
 ----------------------------------------------------------------------------
                                                                   12,250,000
 ----------------------------------------------------------------------------
Services (4.5%)
 Molten Metal Technology, Inc. (d)                    82,500     $  3,196,875
 Thermo Electron Corporation (d)                     300,000       13,800,000
 U. S. Filter Corp. (d)                              222,000        5,161,500
 ----------------------------------------------------------------------------
                                                                   22,158,375
 ----------------------------------------------------------------------------
Software Services (10.1%)
 Adobe Systems, Inc.                                  80,000        4,570,000
 America Online, Inc. (d)                            125,000       10,007,813
 BMC Software, Inc. (d)                              175,000        6,256,250
 Microsoft Corp. (d)                                 130,000       13,008,125
 Parametric Technology
  Corporation (d)                                    238,700       15,948,144
 ----------------------------------------------------------------------------
                                                                   49,790,332
 ----------------------------------------------------------------------------
Telecommunications (8.8%)
 Cabletron Systems, Inc. (d)                         100,000        7,862,500
 Cisco Systems, Inc. (d)                             150,000       11,634,375
 Motorola, Inc.                                      110,000        7,218,750
 Netmanage, Inc. (d)                                 400,000        8,175,000
 Winstar Communications, Inc. (d)                    490,000        8,146,250
 ----------------------------------------------------------------------------
                                                                   43,036,875
 ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost--$389,581,779)                                           472,558,625
 ----------------------------------------------------------------------------

                                                            Interest      Maturity     Maturity       Market
                                                              Rate          Date         Value         Value
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%)
Repurchase Agreement (2.6%) (b)
 Goldman Sachs Group LP (collateralized by $12,975,195
    FNMA, 6.394%, due 10/01/32 (Cost $12,846,000)             5.90%       11/01/95   $12,848,105     12,846,000
---------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$12,846,000)                                                     12,846,000
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $402,427,779)(a)                                                            485,404,625
---------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY HOLDINGS (Cost $303,840) (0.1%) (c)                                                    294,164
OTHER ASSETS AND LIABILITIES--NET (1.2%)                                                              5,911,029
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                  $491,609,818
---------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--October 31, 1995

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments, based identified tax cost, at October 31, 1995 are as follows:

Gross unrealized appreciation                   $86,129,747
Gross unrealized depreciation                    (3,162,577)
                                              --------------
                                                $82,967,170
                                              --------------

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1995.

(c) Investments denominated in the local currency and/or foreign currency holdings of certain foreign countries are considered illiquid due to current foreign exchange restrictions of these foreign markets.

(d) Non-income-producing security.

See Notes to Financial Statements.

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                                     Year Ended October 31,
                                                      -----------------------------------------------------
                                                      1995       1994       1993       1992        1991
 ----------------------------------------------------------------------------------------------------------
Net asset value
  beginning of year                                  $   7.54   $   9.00   $   7.60   $   8.18    $   6.52
 ----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.02)      0.00      (0.06)     (0.01)       0.08
Net gains (losses) on investments and foreign
  currency related transactions                          1.13       0.23       1.89       0.42        2.24
Net commissions paid on fund share sales (a)                0          0          0          0           0
 ----------------------------------------------------------------------------------------------------------
 Total from investment operations                        1.11       0.23       1.83       0.41        2.32
 ----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       0          0          0      (0.01)      (0.16)
In excess of net investment income                          0          0      (0.03)     (0.05)          0
Net realized gains on investments and foreign
  currency related transactions                         (0.60)     (1.66)     (0.40)     (0.93)      (0.50)
In excess of net realized gains on investments
  and foreign currency related transactions                 0      (0.03)         0          0           0
 ----------------------------------------------------------------------------------------------------------
 Total distributions                                    (0.60)     (1.69)     (0.43)     (0.99)      (0.66)
 ----------------------------------------------------------------------------------------------------------
Net asset value end of year                          $   8.05   $   7.54   $   9.00   $   7.60    $   8.18
 ----------------------------------------------------------------------------------------------------------
Total return (b)                                        15.05%      3.55%     24.97%      6.38%      38.77%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (c)                                      2.01%      1.73%      1.83%      1.58%       1.52%
 Net investment income (loss)                           (0.25%)    (0.17%)    (0.57%)    (0.15%)      0.99%
Portfolio turnover rate                                   140%        68%        65%        62%         86%
 ----------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                   $491,610   $416,684   $403,693   $321,794    $339,359
 ----------------------------------------------------------------------------------------------------------

                                                       1990       1989       1988       1987        1986
Net asset value
  beginning of year                                 $   7.67    $  6.53   $   7.55   $   9.13     $  7.47
 ----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            0.08       0.16       0.18       0.02        0.14
Net gains (losses) on investments and foreign
  currency related transactions                        (0.80)      1.21       0.19       0.04        2.15
Net commissions paid on fund share sales (a)               0          0          0          0       (0.08)
 ----------------------------------------------------------------------------------------------------------
 Total from investment operations                      (0.72)      1.37       0.37       0.06        2.21
 ----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (0.18)     (0.18)     (0.14)     (0.13)      (0.11)
In excess of net investment income                         0          0          0          0           0
Net realized gains on investments and foreign
  currency related transactions                        (0.25)     (0.05)     (1.25)     (1.51)      (0.44)
In excess of net realized gains on investments
  and foreign currency related transactions                0          0          0          0           0
 ----------------------------------------------------------------------------------------------------------
 Total distributions                                   (0.43)     (0.23)     (1.39)     (1.64)      (0.55)
 ----------------------------------------------------------------------------------------------------------
Net asset value end of year                         $   6.52    $  7.67   $   6.53   $   7.55     $  9.13
 ----------------------------------------------------------------------------------------------------------
Total return (b)                                      (10.05%)    21.74%      7.73%      0.15%      31.38%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (c)                                     1.65%      1.59%      1.69%      2.12%       0.98%
 Net investment income (loss)                           1.64%      2.06%      2.14%      0.23%       1.63%
Portfolio turnover rate                                   30%        40%        89%       104%        104%
 ----------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                  $234,060   $329,994   $328,205   $298,748    $303,994
 ----------------------------------------------------------------------------------------------------------

   (a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a Rule which required for financial statements for periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 Distribution Plans be treated as operating expenses rather than as capital charges. Accordingly, beginning with fiscal year ended October 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of the net investment income section of the financial highlights.
   (b) Excluding contingent deferred sales charge (CDSC).
   (c) The annualized expense ratio for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.00%.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
------------------------------------------------------------------------------
Assets:
 Investments at market value (Note 1):
  Long-term investments (identified cost
     $402,427,779)                                            $485,404,625
  Foreign currency holdings (identified cost--
     $303,840)                                                     294,164
 -----------------------------------------------------------------------------
   Total investments and foreign currency
      holdings (identified cost $402,731,619)                  485,698,789
 -----------------------------------------------------------------------------
 Cash                                                                  322
 Receivable for:
  Investments sold                                              10,173,539
  Fund shares sold                                                 591,233
  Dividends and Interest                                           170,580
  Refundable foreign tax withheld                                  111,375
 Prepaid expenses                                                   36,616
 -----------------------------------------------------------------------------
   Total assets                                                496,782,454
 -----------------------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                                          4,835,273
  Fund shares redeemed                                             203,395
 Other accrued expenses                                            133,968
 -----------------------------------------------------------------------------
   Total liabilities                                             5,172,636
 -----------------------------------------------------------------------------
Net assets                                                    $491,609,818
 -----------------------------------------------------------------------------
Net assets represented by (Notes 1 and 3):
 Paid-in capital                                              $382,083,937
 Undistributed net investment income (Note 1)                      478,981
 Accumulated net realized gains (losses) on
    investment and foreign currency related
    transactions                                                26,065,648
 Net unrealized appreciation (depreciation) on
    investments, foreign currency holdings and
    other assets and liabilities                                82,981,252
 -----------------------------------------------------------------------------
   Total net assets applicable to outstanding
      shares of beneficial interest ($8.05 a share on
      61,095,706 shares outstanding) (Note 2)                 $491,609,818
 -----------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year Ended October 31, 1995

------------------------------------------------------------------------------
Investment income (Note 1):
 Dividends (Net of foreign withholding
  taxes of $103,171)                                             $ 5,532,697
 Interest                                                          2,420,655
 -----------------------------------------------------------------------------
  Total income                                                     7,953,352
 -----------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                                   $ 2,779,544
 Transfer agent fees                                1,296,268
 Accounting, auditing and legal                        64,639
 Custodian fees                                       312,724
 Printing                                              32,342
 Trustees' fees and expenses                           36,448
 Distribution Plan expenses                         4,580,713
 Registration fees                                     39,106
 Miscellaneous expenses                                29,443
 -----------------------------------------------------------------------------
  Total expenses                                                   9,171,227
  Less: Expenses paid indirectly (Note 4)                            (64,847)
 -----------------------------------------------------------------------------
   Net expenses                                                    9,106,380
 -----------------------------------------------------------------------------
 Net investment loss                                              (1,153,028)
 -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions (Notes 1 and 3):
  Net realized gain (loss) on:
   Investments                                     60,648,086
   Foreign currency related transactions             (193,244)
 -----------------------------------------------------------------------------
 Net realized gain on investments and foreign
  currency related transactions (Notes 1 and 3)                   60,454,842
 -----------------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) on:
  Investments and foreign currency  holdings        8,411,692
  Foreign currency related transactions               575,497
 -----------------------------------------------------------------------------
 Net change in unrealized appreciation or
  depreciation                                                     8,987,189
 -----------------------------------------------------------------------------
 Net gain (loss) on investments and foreign
  currency related transactions                                   69,442,031
 -----------------------------------------------------------------------------
 Net increase in net assets resulting
   from operations                                               $68,289,003
 -----------------------------------------------------------------------------

See Notes to Financial Statements.

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year Ended October 31,
                                                              1995               1994
-------------------------------------------------------------------------------------------
Operations:
 Net investment loss (Note 1)                             $ (1,153,028)      $   (649,697)
 Net realized gain on investments and foreign
  currency related transactions (Notes 1 and 3)             60,454,842         43,691,185
 Net change in unrealized appreciation or
  depreciation                                               8,987,189        (29,782,781)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                             68,289,003         13,258,707
-------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
 Net realized gain on investments and foreign
  currency related transactions                            (34,582,438)       (76,453,390)
 In excess of net realized gain on investments and
  foreign currency related transactions                              0         (1,460,646)
-------------------------------------------------------------------------------------------
   Total distributions to shareholders                     (34,582,438)       (77,914,036)
-------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
 Proceeds from shares sold                                 101,411,115         80,583,329
 Payments for shares redeemed                              (91,086,308)       (72,254,270)
 Net asset value of shares issued in reinvestment of
  dividends and distributions                               30,894,379         69,316,863
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions                              41,219,186         77,645,922
-------------------------------------------------------------------------------------------
     Total increase in net assets                           74,925,751         12,990,593
-------------------------------------------------------------------------------------------
Net assets:
 Beginning of year                                         416,684,067        403,693,474
-------------------------------------------------------------------------------------------
 End of year [including undistributed investment
  income as follows: October, 1995--$478,981 and
  October, 1994--$571,945]                                $491,609,818       $416,684,067
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Strategic Growth Fund (K-2) (formerly Keystone Custodian Fund, Series K-2), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair under the direction of the Board of Trustees:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

    The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or current exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

    Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rates of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

   B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

   C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

   D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

   E. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   F. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the differing treatment of 12b-1 expenses prior to April 1995 and foreign currency gains and losses.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                                  Year Ended October 31,
                                                 1995               1994
 -----------------------------------------------------------------------------
Shares sold                                    13,738,533        10,107,902
Shares redeemed                               (11,918,556)       (8,857,902)
Shares issued in reinvestment of
  dividends and distributions                   3,996,685         9,186,809
 -----------------------------------------------------------------------------
Net increase                                    5,816,662        10,436,809
 -----------------------------------------------------------------------------

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.0% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued

Keystone Strategic Growth Fund (K-2)
(formerly Keystone Custodian Fund, Series K-2)

after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   During the year ended October 31, 1995, the Fund paid KIDC $4,584,433 under its Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $4,580,713 (1.0% of the Fund's average daily net asset value during the year). During the year ended October 31, 1995, KIDC received $1,287,663 after payments of commissions on new sales to dealers and others of $4,366,474.

   Under a rule of the NASD, the maximum unreimbursed amounts for which KIDC may seek payment from the Fund under its Distribution Plan is $1,629,795 (0.33% of the Fund's net asset value as of October 31, 1995).

(3.) Securities Transactions

Purchases and sales of investment securities (including proceeds received at maturity) for the year ended October 31, 1995, were as follows:

                         Cost of Purchases     Proceeds from Sales
------------------------------------------------------------------
Portfolio securities       $  624,915,709         $  577,244,985
Short-term investments      8,858,314,839          8,908,567,839
------------------------------------------------------------------
                           $9,483,230,548         $9,485,812,824
------------------------------------------------------------------

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is determined by applying percentage rates, that start at 0.70% and declines as net assets increase, to 0.35% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended October 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $2,799,544 which represented 0.61% of the Fund's average net assets. Of such amount paid to KMI, $2,379,612 was paid to Keystone for its services to the Fund.

   During the year ended October 31, 1995, the Fund paid or accrued $24,342 to KII for certain accounting services and $1,296,268 to KIRC for transfer agent services.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $247,877 and received a credit of $64,847 pursuant to the expense offset arrangement, resulting in a total expense of $312,724. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

 For the fiscal year ended October 31, 1995 a capital gain distribution of $0.60 per share was paid, all of which is considered long term. The distribution is taxable to shareholders in the year in which received by them or credited to their accounts.

   In January 1996, we will send you complete information on the distributions paid during the calendar year to help you in completing your federal tax return.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Strategic Growth Fund (K-2)

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Growth Fund (K-2) (formerly Keystone Custodian Fund, Series K-2), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Growth Fund (K-2) as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 8, 1995

[back cover]

                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [diamond]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                               International Fund
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                            Precious Metals Holdings
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

K-2-AR-12/95                            [recycled symbol]
33M


[front cover]

                                    KEYSTONE

                          [photo--man and dog fishing]

                                   STRATEGIC
                               GROWTH FUND (K-2)

                                     [logo]

                                 ANNUAL REPORT
                                OCTOBER 31, 1995